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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

REDHOOK ALE BREWERY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REDHOOK ALE BREWERY, INCORPORATED
14300 N.E. 145th Street
Woodinville, Washington 98072

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 2:00 p.m. Pacific Time on Tuesday, May 22, 2007

To the Holders of Common Stock
  of Redhook Ale Brewery, Incorporated:

The Annual Meeting of Shareholders of Redhook Ale Brewery, Incorporated, a Washington corporation (the “Company”), will be held on Tuesday, May 22, 2007, at 2:00 p.m. Pacific time, at the Redhook Ale Brewery, located at 14300 N.E. 145th Street, Woodinville, Washington, for the following purposes as more fully described in the accompanying Proxy Statement:

1. To elect seven directors to serve until the 2008 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal;

2. To ratify the appointment of Moss Adams LLP as independent auditors for the Company’s fiscal year ending December 31, 2007;

3. To approve the Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors of Redhook Ale Brewery, Incorporated has fixed the close of business on April 6, 2007 as the record date for the meeting. Only shareholders of record of the Company’s common stock on April 6, 2007 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

PAUL S. SHIPMAN
Chief Executive Officer and Chairman of the Board

Woodinville, Washington
April 20, 2007

YOUR VOTE IS IMPORTANT!

Please mark, sign and date the enclosed proxy card and
mail it promptly in the enclosed return envelope.

REDHOOK ALE BREWERY, INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by and on the behalf of the board of directors (the “Board of Directors” or “Board”) of Redhook Ale Brewery, Incorporated, a Washington corporation (“Redhook” or the “Company”), for use at the Annual Meeting of Shareholders, to be held at 2:00 p.m. Pacific time on Tuesday, May 22, 2007, and at any adjournments thereof.

The address of Redhook’s principal executive offices is 14300 N.E. 145th Street, Suite 210, Woodinville, Washington 98072.

This Proxy Statement and the accompanying proxy are being sent on or about April 20, 2007 to all shareholders of record as of the close of business on April 6, 2007 (the “Record Date”).

Only holders of record of Common Stock of the Company (“Common Stock”) on April 6, 2007 will be entitled to vote at the meeting. At the close of business on April 6, 2007, there were 8,308,389 shares of Common Stock outstanding. The presence at the meeting of at least a majority of such shares, either in person or by proxy, is required for a quorum.

In deciding all matters at the meeting, other than the election of directors, each shareholder will be entitled to one vote for each share of Common Stock held on the Record Date. For the election of directors, cumulative voting applies, so the number of votes each shareholder will have will be equal to the number of shares held on the Record Date multiplied by seven, the number of directors to be elected. Each shareholder may cast all such votes for a single nominee, distribute them among the seven nominees for directors equally, or distribute them among the seven nominees in any other way the shareholder deems fit. If a shareholder voting by proxy wishes to distribute votes among the nominees for director, he or she may do so on the enclosed proxy card in the space provided. If votes are not distributed on the proxy card, the persons named as proxies will vote FOR each of the seven individuals nominated to serve as director.

Under Washington law and the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws, if a quorum exists at the meeting: (a) the seven nominees for director who receive the greatest number of votes cast in the election of directors will be elected; and (b) the proposal to ratify the appointment of auditors and the proposal to approve the 2007 Stock Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

If you are a shareholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted FOR each of the seven individuals nominated to serve as a director, FOR the ratification of the appointment of Moss Adams LLP as independent auditors and FOR the approval of the 2007 Stock Incentive Plan.

Shareholders may withhold authority to vote for one or more of the nominees for director and may abstain from voting on the proposal to ratify the appointment of auditors or the proposal to approve 2007 Stock Incentive Plan. Election of the persons nominated to serve as directors requires a plurality of all the votes cast for directors. This means that the seven individuals who receive the largest number of votes cast are elected as directors. Abstention from voting or withholding authority for a nominee for director may make it less likely that the nominee will be one of the seven nominees for director who receive the greatest number of votes cast. Approval of the 2007 Stock Incentive Plan and the selection of Moss Adams LLP as independent auditors requires the affirmative vote of a majority of the votes cast by the holders of shares represented in person or by proxy at the meeting and entitled to vote thereon. Abstention from voting on these proposals will have no effect since approval of these proposals is based solely on the number of votes actually cast, and an abstention does not constitute a vote cast. Abstentions will be considered present at the meeting for purposes of determining a quorum.

Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries generally will have discretion to vote their customers’ shares in the election of directors and on the proposal to ratify the appointment of Moss Adams LLP, but they will not have discretion to their shares on the proposal to approve the 2007 Stock Incentive Plan. If a brokerage firm or other intermediary votes its customers’ shares on some but not all proposals, the effect of the non-vote will vary depending on the proposal. A non-vote for a nominee for director will make it less likely that the nominee will be one of the seven nominees for director who receive the greatest number of votes cast. A non-vote on the proposal to ratify the appointment of Moss Adams LLP or approve the 2007 Stock Incentive Plan will have no effect, since approval of that proposal is based solely on the number of votes actually cast.

If you execute a proxy, you may revoke it by taking one of the following three actions: (a) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the meeting; (b) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the meeting; or (c) by personally attending and voting at the meeting.

The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees or agents of the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company’s Common Stock for which they are record holders.

BOARD OF DIRECTORS

The business of the Company is currently managed under the direction of the Board of Directors, which consists of the following seven directors: Paul S. Shipman, Frank H. Clement, John W. Glick, David R. Lord, Michael Loughran, John D. Rogers, Jr. and Anthony J. Short.

The full Board of Directors met four times during the Company’s fiscal year ended December 31, 2006. No incumbent member attended fewer than 75% of the total number of meetings of the Board of Directors and of any Board committees of which he was a member during that fiscal year. Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2006 Annual Meeting, seven Directors and nominees for Director were in attendance.

Director Independence

In November 2003, the National Association of Securities Dealers (the “NASD”) amended NASD Marketplace Rule 4350(c) to require a majority of the board of directors of a listed company to be comprised of independent directors, as defined in NASD Rule 4200(a)(15). Current nominees Messrs. Clement, Lord, Loughran and Rogers are non-executive directors of the Company, do not have any relationship described in NASD Rule 4200(a)(15) that would disqualify them as independent directors and, in the opinion of the Board of Directors, do not have any other relationship that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Therefore, the Board of Directors believes that Messrs. Clement, Lord, Loughran and Rogers are “independent directors” as defined by NASD Rule 4200(a)(15). The Board of Directors believes that Messrs. Glick and Short, who are non-executive directors, have a relationship as Anheuser-Busch, Inc. (“A-B”) designees to the Board of Directors that makes them non-independent under the standards of NASD Rule 4200(a)(15). All independent directors meet in executive session, at which only independent directors are present, at least twice a year, in conjunction with a regularly scheduled board meeting.

Nominees for Director

The following seven individuals have been nominated for election or re-election at the meeting. All of the nominees currently serve as a director of the Company.

Frank H. Clement.  Mr. Clement (65) has served as Director of the Company since March 1989. He is a retired Vice President of Investments at UBS Financial Services (formerly UBS Paine Webber), a registered broker dealer, in Seattle, Washington, where he was employed from 1975 to March 2002. From 1995 through 1999, he served on the Advisory Board of the Institute of Brewing Studies in Boulder, Colorado. Mr. Clement serves on the Dean’s Advisory Board for the School of Management and on the National Alumni Association Board, both for S.U.N.Y. at Buffalo, Buffalo, New York. Since July 2004, Mr. Clement has served as a director of Craft Brands Alliance LLC.

John W. Glick.  Mr. Glick (43) has served as Director of the Company since September 2005. Mr. Glick has worked with the Business and Wholesaler Development group at A-B since April 2000, serving as Senior Director, Business Development since December 1, 2006 and Senior Manager of Business Development since September 2005. He has also held positions in the Business Planning and Brewery Operations groups at A-B. Prior to joining A-B’s Executive Development Program in 1992, Mr. Glick held multiple engineering and manufacturing operations positions at General Motors. He received a Master’s degree in Business Administration from Indiana University and a Bachelor of Science from GMI Engineering & Management Institute in Flint, Michigan. Mr. Glick has served as a director of Widmer Brothers Brewing Company (“Widmer”), in Portland, Oregon and as a director for Kirin Brewery of America since April 2004. Mr. Glick is one of two directors on the Company’s Board of Directors designated by A-B; see “Certain Transactions.”

Michael Loughran.  Mr. Loughran (49) has served as Director of the Company since May 2005. Mr. Loughran is the President of Kiket Bay Group, LLC, a financial consulting and independent equity research firm formed by him in November 2003. From March 2005 to March 2006, Mr. Loughran served as Senior Vice President and equity analyst for First Washington Corporation, a registered broker dealer in Seattle, Washington. From August 2002 to March 2005, Mr. Loughran was employed by Crown Point Group and its affiliate, the Robins Group, a registered broker dealer in Portland, Oregon, serving most recently as Vice President and equity analyst for the Robins Group. From November 2001 to August 2002, Mr. Loughran served as a financial consultant. Mr. Loughran received a Bachelor’s degree in Economics from Princeton University in 1980 and a Master’s degree in Business Administration from the University of Pennsylvania, Wharton School, in 1986.

David R. Lord.  Mr. Lord (58) has served as Director of the Company since May 2003. He has been the President of Pioneer Newspapers, Inc., headquartered in Seattle, Washington, since 1991. Pioneer Newspapers owns seven daily newspapers and six weekly, semi-weekly and monthly publications in the western United States. Prior to joining Pioneer Newspapers, Mr. Lord practiced law at Ferguson and Burdell, a Seattle firm specializing in business litigation, and was a criminal deputy prosecuting attorney for King County, Washington. Mr. Lord is the Chairman of the Inland Press Association, a member of the PAGE Co-op board of directors, a member of the Associated Press board of directors, a director of the Job Network LLC and a member of the Newspaper Association of America board of directors.

John D. Rogers, Jr.  Mr. Rogers (63) has served as Director of the Company since May 2004. Mr. Rogers has served as President, Chief Executive Officer and Director of Door to Door Storage, Inc. in Kent, Washington since June 2004. Mr. Rogers is an advisor to the board of the NW Parks Foundation and Managing Partner of J4 Ranch, LLC. From 1996 to 2002, he was President and Chief Operating Officer of AWC, Inc. From 1993 to 1996, he was General Manager of British Steel Alloys and from 1986 to 1992, he was President of Clough Industries. Previous positions held by Mr. Rogers include President and Chief Executive Officer of Saab Systems Inc., NA, and National Industry Manager for Martin Marietta Aluminum of Bethesda, Maryland, following an appointment as a Sloan Fellow to M.I.T. Graduate School of Business where he graduated with a Masters of Science in Business Administration. Mr. Rogers earned a Master’s degree in Business Administration from Southern Methodist University and a Bachelor’s degree from University of Washington.

Paul S. Shipman.  Mr. Shipman (54) is one of the Company’s founders and has served as its Chairman of the Board since November 1992, and as its Chief Executive Officer since June 1993. From September 1981 to November 2005, Mr. Shipman served as the Company’s President. Prior to founding the Company, Mr. Shipman was a marketing analyst for the Chateau Ste. Michelle Winery from 1978 to 1981. Mr. Shipman received his Bachelor’s degree in English from Bucknell University in 1975 and his Master’s degree in Business Administration from the Darden Business School, University of Virginia, in 1978. Since July 2004, Mr. Shipman has served as a director of Craft Brands Alliance LLC.

Anthony J. Short.  Mr. Short (47) has served as Director of the Company since May 2000. Mr. Short has been Vice President, Business and Wholesaler Development at A-B since September 2002. In this capacity, he is responsible for domestic business development and various initiatives involving A-B’s sales and distribution system. From March 2000 to September 2002, Mr. Short was Director of Business and Wholesaler Development. Previously, Mr. Short was Director of Wholesaler System Development. He began his career at A-B in 1986 in the Corporate Auditing Department. Prior to joining A-B, Mr. Short held positions at Schowalter & Jabouri, a regional firm of Certified Public Accountants. Mr. Short has served as a director of Widmer Brothers Brewing Company since October 1997 and as a director of Craft Brands Alliance LLC since July 2004. Mr. Short is one of two directors on the Company’s Board of Directors designated by A-B; see “Certain Transactions.”

Committees of the Board

The Board has standing Audit, Compensation, Nominating and Governance and Marketing Practices Committees. Each of these committees is responsible to the full Board of Directors and its activities are therefore subject to Board approval. Pursuant to an exchange and recapitalization agreement between the Company and A-B, A-B has the right to designate one of its Board designees to sit on each committee of the Board or to join each committee of the board in an advisory capacity, as described more fully in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Part I., Item 1. Business — Relationship with Anheuser-Busch, Incorporated. Additionally, in March 2007 the Board approved the formation of a Corporate Strategy Committee, consisting solely of the Company’s four independent directors, in connection with the proposed transaction between the Company and Widmer Brothers Brewing Company.

The activities of each of these committees are summarized below:

Audit Committee.  The Audit Committee is responsible for the engagement of and approval of the services provided by the Company’s independent auditors. The Audit Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other pertinent financial information provided by the Company to the public and the Securities and Exchange Commission (the “SEC”), (ii) the Company’s systems of internal controls established by management and the Board, and (iii) the Company’s auditing, accounting and financial reporting processes generally.

The Audit Committee is currently composed of Messrs. Clement, Loughran (Chairman), and Rogers, all of whom are independent directors as defined by NASD Rule 4200(a)(15) and 4350(d)(2). The Board has also determined that Mr. Loughran, an independent director, qualifies as an “audit committee financial expert” as defined by the SEC. Mr. Anthony J. Short is currently A-B’s designee to the Audit Committee and participates in an advisory capacity only. The Audit Committee met four times during 2006. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available on the Company’s website at www.redhook.com (select About Redhook — Investor Relations — Governance — Highlights). A copy of the Audit Committee Charter was also included as an Appendix to the Company’s proxy statement for the 2004 Annual Meeting of Shareholders.

Compensation Committee.  The Compensation Committee is responsible for establishing and administering the overall compensation policies applicable to the Company’s senior management, which includes the Company’s Chief Executive Officer, President and Chief Operating Officer, Vice Presidents, and Chief Financial Officer. The Compensation Committee is also responsible for establishing the general policies applicable to the granting, vesting and other terms of stock options and stock grants granted to employees under the Company’s stock option and stock incentive plans, and for determining the size and terms of stock and option grants made to the Company’s executive officers, among others. While the Compensation Committee has the authority to retain consultants and third-party advisors to advise the Committee, it has not done so in 2006, but has in previous years. The Compensation Committee has the ultimate authority to determine matters of compensation for the Company’s senior management; however, it may rely on recommendations from the Company’s Chief Executive Officer and the Company’s President and Chief Operating Officer for matters of compensation involving other executive officers and with respect to stock options and other stock grants to employees. Additional information on the Compensation Committee’s roles, policies and procedures is described in “Executive Compensation — Compensation Discussion and Analysis” set forth in this Proxy Statement.

The Compensation Committee is currently composed of Messrs. Clement, Lord (Chairman) and Rogers, each an independent director, as defined by NASD Rule 4200(a)(15). Mr. Glick is A-B’s designee to the Compensation Committee and participates in an advisory capacity only. The Compensation Committee met twice during 2006. The Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on the Company’s website at www.redhook.com (select About Redhook — Investor Relations — Governance — Highlights).

Corporate Strategy Committee.  The Corporate Strategy Committee currently is comprised of Messrs. Clement, Lord, Loughran (Chairman), and Rogers. The Corporate Strategy Committee is tasked with evaluating and recommending to the Board and the Company’s shareholders actions relating to the potential merger or other transaction involving the Company and Widmer Brothers Brewing Company. There were no meetings for this committee in 2006 as the committee was formed in 2007.

Marketing Practices Committee.  The Marketing Practices Committee, currently composed of Messrs. Clement (Chairman) and Glick, is responsible for reviewing the Company’s marketing practices, insuring those practices comply with applicable laws and making recommendations to the Board of Directors as to such matters. The Marketing Practices Committee did not meet in 2006.

Nominating and Governance Committee.  The Nominating and Governance Committee recommends to the Board nominees for vacant Board positions; reviews and reports to the Board on the nominees, including any suggested by shareholders, to be included in the slate of directors for election at the Annual Meeting of shareholders; recommends directors for each Board committee; develops a plan of succession to be used in the event of the President and Chief Operating Officer or Chief Executive Officer’s resignation, disability, removal or death; develops and recommends to the Board a set of corporate governance principles applicable to the Company; and oversees the evaluation of the Board and management.

The Nominating and Governance Committee is currently composed of Messrs. Clement, Lord and Rogers (Chairman), all of whom are independent directors as defined by NASD Rule 4200(a)(15). Mr. Short is A-B’s designee to the Nominating and Governance Committee and participates in an advisory capacity. The Nominating and Governance Committee met twice in 2006. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. The charter is reviewed annually and revised as appropriate. A copy of the charter is available on the Company’s website at www.redhook.com (select About Redhook — Investor Relations — Governance — Highlights).

Criteria for Director Nominees

The specific, minimum qualifications that the Nominating and Governance Committee believes must be met by a committee-recommended nominee for a position on the Company’s Board of Directors are:

•	The nominee must be of the highest ethical character;

•	The nominee must be able to read and understand financial statements;

•	The nominee must be over 21 years of age;

•	The nominee must not have any significant and material conflict, whether personal, financial or otherwise, presented by being a member of the Board;

•	The nominee must be able to meet regulatory approval; and

•	The nominee must have the time to be available to devote to Board activities.

The specific qualities or skills that the Nominating and Governance Committee believes are necessary for one or more of the Company’s directors to possess are:

•	Nominees should have relevant expertise and experience, and be able to offer advice and guidance to the Company’s President and Chief Operating Officer based on that expertise and experience;

•	Nominees should possess any necessary independence or financial expertise;

•	Nominees should complement the skills, experience and background of other directors; in making determinations regarding nominations of directors, the Committee may take into account the benefits of diverse viewpoints; and

•	Nominees must be likely to have a constructive working relationship with other directors.

It is also the Company’s policy that directors retire from the Board effective at the Annual Meeting of Shareholders following their seventy-third birthday.

Shareholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider candidates for director recommended by any shareholder of the Company who is entitled to vote at the meeting. The committee will evaluate such recommendations in accordance with its charter, the bylaws of the Company and the regular nominee criteria described above. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company. Eligible shareholders wishing to recommend a candidate for nomination should follow the procedures set forth in the Company’s Restated Bylaws, as further described below. In connection with its evaluation of a director nominee, the Nominating and Governance Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The committee has discretion to decide which individuals to recommend for nomination as directors. Shareholders should submit any recommendations for director nominees to the Company by December 22, 2007.

A shareholder of record can nominate a candidate for election to the Board by complying with the procedures in Article II, Section 2.3.2 of the Company’s Restated Bylaws. Any eligible shareholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by shareholders, which are included in the excerpt from the Restated Bylaws attached as Appendix A to this Proxy Statement. Any nomination should be sent in writing to the Secretary, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street, Suite 210, Woodinville, WA 98072. Notice must be received by the Company by December 22, 2007.

Director Compensation Table

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors in 2006.

	Fees Earned
	or Paid	Stock	Option
Name	in Cash	Awards	Awards	Total

Frank H. Clement	$15,000	—	$13,440	$28,440
John W. Glick	$10,000	—	—	$10,000
Michael Loughran	$14,000	—	$13,440	$27,440
David R. Lord	$14,000	—	$13,440	$27,440
John D. Rogers, Jr.	$15,000	—	$13,440	$28,440
Anthony J. Short	$10,000	—	—	$10,000

(1) On May 23, 2006, each of Messrs. Clement, Loughran, Lord and Rogers was granted an option under the Company’s 2002 Stock Option Plan to purchase 3,500 shares of Common Stock at an exercise price of $0.01 per share and an expiration date of September 30, 2006. The grant date fair value of each option computed in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“SFAS”) No. 123R, Share-Based Payment was $13,440. On May 23, 2006, each grantee exercised his option to purchase 3,500 shares of Common Stock. In accordance with the policy of their employer, A-B, neither director Glick nor Short received option grants in 2006.

(2)The following lists the aggregate number of options held by each of the non-employee directors as December 31, 2006:

Mr. Clement — 40,000
Mr. Glick — 0
Mr. Loughran — 4,000
Mr. Lord — 12,000
Mr. Rogers — 8,000
Mr. Short — 0

Non-employee directors of Redhook are currently entitled to receive both stock-based and cash compensation for their service on the Board of Directors. Each non-employee director receives annual compensation of $10,000, which is paid quarterly. The Chair of each of the Nominating and Governance, Audit, Marketing Practices, and

Compensation Committees will receive additional annual compensation of $4,000, which will be paid following the Annual Meeting of Shareholders, and each Audit Committee member, other than the Chair, will receive an additional annual payment of $1,000. Each member of the Corporate Strategy Committee will receive annual compensation of $30,000. The Company’s Chief Executive Officer, Mr. Shipman, does not receive any additional compensation for his services as a director. If the shareholders approve the 2007 Stock Incentive Plan, the non-employee directors will each be entitled to receive a grant of 3,500 shares of the Company’s stock immediately following the Annual Meeting. If the shareholders do not approve the 2007 Stock Incentive Plan, the non-employee directors will each be entitled to receive an option under the Company’s 2002 Stock Option Plan to purchase 3,500 shares of Common Stock at an exercise price of $0.01 per share, immediately following the Annual Meeting of Shareholders.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Moss Adams LLP, the Company’s independent auditor, the matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees, which includes a review of the findings of the independent accountant during its examination of the Company’s financial statements. The Audit Committee has received the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Moss Adams LLP its independence.

Based upon the review and discussions of the Audit Committee with respect to the items listed above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Committee has also recommended, subject to shareholder approval, the appointment of Moss Adams LLP as the Company’s independent auditors for its fiscal year ending December 31, 2007.

Respectfully Submitted,

Michael Loughran (Chairman)
Frank H. Clement
John D. Rogers, Jr.

Audit Committee Members

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2007, certain information regarding beneficial ownership of the Company’s Common Stock (a) by each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) by each director and nominee for director, (c) by the Chief Executive Officer, (d) by the named executive officers (as defined below) for the fiscal year ended December 31, 2006, other than the Chief Executive Officer, who were serving as executive officers at December 31, 2006, and (e) by all of the Company’s executive officers and directors as a group. Unless otherwise noted, the named beneficial owner has sole voting and investment power.

	Number of Shares	Percent of
	of Common Stock	Common Stock
Name and Address	Beneficially Owned(1)	Outstanding(1)

Busch Investment Corporation	2,761,713	33.2%
One Busch Place St. Louis, Missouri 63118
Dimensional Fund Advisors LP(2)	692,866	8.3%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
Paul S. Shipman(3)	306,550	3.6%
Frank H. Clement(4)	286,770	3.4%
David R. Lord(5)	15,773	*
John D. Rogers, Jr.(6)	14,500	*
Michael Loughran(7)	12,600	*
John W. Glick	—	—
Anthony J. Short	—	—
David J. Mickelson(8)	175,500	2.1%
Allen L. Triplett(9)	133,750	1.6%
Gerard C. Prial(9)	125,750	1.5%
Jay T. Caldwell	—	—
All executive officers and directors as a group (11 individuals)(10)	1,071,193	12.0%

*	Less than 1%

(1)	Includes shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 31, 2007. Shares subject to an option are not deemed outstanding for purposes of computing the percentage ownership of any person other than the person holding the option.

(2)	Based entirely on information contained in the Schedule 13G/A filed by Dimensional Fund Advisors LP, on February 9, 2007. As noted in the Schedule 13G/A, Dimensional Fund Advisors LP disclaims beneficial ownership of these securities.

(3)	Includes 155,750 shares subject to options to purchase Common Stock currently exercisable. Also includes 650 shares held by Mr. Shipman’s spouse.

(4)	Includes 40,000 shares subject to options to purchase Common Stock currently exercisable. 33,436 shares held by Mr. Clement’s spouse, and 28,430 shares held by Mr. Clement as trustee for his children.

(5)	Includes 12,000 shares subject to options to purchase Common Stock currently exercisable.

(6)	Includes 8,000 shares subject to options to purchase Common Stock currently exercisable. Also includes 3,000 shares held by Mr. Roger’s spouse.

(7)	Includes 4,000 shares subject to options to purchase Common Stock currently exercisable.

(8)	Includes 133,500 shares subject to options to purchase Common Stock currently exercisable.

(9)	Includes 123,750 shares subject to options to purchase Common Stock currently exercisable.

(10)	Includes 600,750 shares subject to options to purchase Common Stock currently exercisable.

CERTAIN TRANSACTIONS

Statement of Policy on Related Party Transactions

The Company has adopted a policy of not engaging in business transactions with its officers, directors, nominees for director, beneficial owners of more than 5% of its Common Stock and immediate family members or affiliates of the foregoing (each a “Related Party”) except upon terms that are deemed to be fair and reasonable by the Company’s Audit Committee. Nevertheless, the Company recognizes that there may be situations where such transactions with a Related Party may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Therefore, the Company has adopted a Statement of Policy with respect to such related party transactions that guides the review and approval or ratification of these related party transactions by the Company.

Under the Statement of Policy, a “related party transaction” is a transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than transactions available to all employees generally and transactions involving less than $10,000 when aggregated with all similar transactions. The Audit Committee has been tasked with the review and approval of all Related Party Transactions. The Audit Committee considers all relevant facts and circumstances available in making its determination as to a related party transaction, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Party is a director, an immediate family member of a director or an entity which is owned or controlled in substantial part by a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will only approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith. A copy of the Company’s Statement of Policy with respect to Related Party Transactions is available on the Company’s website at www.redhook.com (select About Redhook — Investor Relations — Governance — Highlights).

Certain Related Party Transactions

Transactions with A-B.  Since October 1994, the Company has benefited from a distribution relationship with A-B, pursuant to which Redhook distributes its products in substantially all of its markets through A-B’s wholesale distribution network. On July 1, 2004, the Company completed a restructuring of its relationship with A-B and entered into an exchange and recapitalization agreement and a new distribution agreement (the “A-B Distribution Agreement”). The terms of the exchange and recapitalization agreement provided that the Company issue 1,808,243 shares of Common Stock to A-B in exchange for 1,289,872 shares of Series B Preferred Stock held by A-B. The Series B Preferred Stock, reflected on the Company’s balance sheet at approximately $16.3 million, was cancelled. In connection with the exchange, the Company also paid $2.0 million to A-B in November 2004. Pursuant to the exchange and recapitalization agreement, A-B is entitled to designate two members of the Board of Directors of the Company. A-B also generally has the contractual right to have one of its designees sit on each committee of the Board of Directors of the Company. Messrs. Glick and Short are the A-B designated nominees and are both currently employees of A-B. The exchange and recapitalization agreement also contains limitations on, among other matters, the Company’s ability to issue equity securities or acquire or sell assets or stock, amend its articles of incorporation or bylaws, grant board representation rights, enter into certain transactions with affiliates, distribute its products in the United States other than through A-B, Craft Brands or as provided in the A-B Distribution Agreement, voluntarily delist or terminate its listing on the NASDAQ Stock Market, or dispose any of its interest in Craft Brands, without the prior consent of A-B.

The A-B Distribution Agreement provides that the Company continues to sell its product in the midwest and eastern United States through sales to A-B. For the year ended December 31, 2006, sales to A-B through the A-B Distribution Agreement represented 50% of total sales during the same period, or $17,159,000.

The A-B Distribution Agreement provides that the Company shall pay to A-B a margin fee on all sales through A-B as well as an additional fee (the “Additional Margin”) on shipments that exceed shipments for the same territory during fiscal 2003. For the year ended December 31, 2006, the margin fee was paid to A-B on shipments totaling 101,400 barrels to 503 distribution points. Because 2006 shipments in the midwest and eastern United

States exceeded 2003 shipments in the same territory, the Company paid A-B the Additional Margin on 23,000 barrels.

In connection with all sales through the A-B Distribution Agreement, the Company also paid additional fees related to A-B administration and handling. Invoicing costs, staging costs, cooperage handling charges and inventory manager fees collectively totaled approximately $129,000 for the year ended December 31, 2006.

Additionally, pursuant to a Purchasing Agreement dated November 21, 2002, the Company purchased certain materials through A-B totaling $7,308,000 in 2006.

In December 2003, the Company entered into a purchase and sale agreement with A-B for the purchase of the Pacific Ridge brand, trademark and related intellectual property. In consideration, the Company agreed to pay A-B a fee for 20 years based upon the shipments of the brand by the Company. A fee of $80,000 due to A-B is reflected in the Company’s statements of operations for the year ended December 31, 2006.

The Company periodically leases kegs from A-B pursuant to an October 2001 letter of agreement. A lease and handling fee of $79,000 is reflected in the Company’s statement of operation for the year ended December 31, 2006.

In connection with the shipment of its draft products to wholesalers through the A-B Distribution Agreement, the Company collects refundable deposits on its kegs. Because wholesalers generally hold an inventory of the Company’s kegs at their warehouse and in retail establishments, A-B assists in monitoring the inventory of kegs to insure that the wholesaler can account for all kegs shipped. When a wholesaler cannot account for some of the Company’s kegs for which it is responsible, the wholesaler pays the Company, for each keg determined to be lost, a fixed fee and also forfeits the deposit. For the year ended December 31, 2006, the Company reduced its fixed assets by $643,000 collected in lost keg fees and forfeited deposits.

In certain instances, the Company may ship its product to A-B wholesaler support centers rather than directly to the wholesaler. Wholesaler support centers assist the Company by consolidating small wholesaler orders with orders of other A-B products prior to shipping to the wholesaler. A wholesaler support center fee of $158,000 is reflected in the Company’s statement of operation for the year ended December 31, 2006.

The Company believes that the benefits of the distribution arrangement with A-B, particularly the increased sales volume and efficiencies in delivery, state reporting and licensing, billing and collections, are significant to the Company’s business and in the best interests of its shareholders.

Transactions with Widmer Brothers Brewing Company.  On July 1, 2004, the Company also entered into agreements with Widmer Brothers Brewing Company with respect to the operation of a joint venture, Craft Brands Alliance LLC (“Craft Brands”). Pursuant to these agreements, the Company manufactures and sells its product to Craft Brands at a price substantially below wholesale pricing levels; Craft Brands, in turn, advertises, markets, sells and distributes the product to wholesale outlets in the western United States pursuant to a distribution agreement between Craft Brands and A-B. Widmer and Redhook are each 50% members of Craft Brands and A-B is also a major investor in Widmer.

For the year ended December 31, 2006, shipments of the Company’s products to Craft Brands represented 45% of total Company shipments, or 122,600 barrels.

Mr. Shipman and Mr. Clement have been designated by Redhook to serve on the board of directors of Craft Brands. A-B and Widmer each have the right to designate two directors to serve on the board of directors of Craft Brands.

Pursuant to a Supply, Distribution and Licensing Agreement with Craft Brands, if shipments of the Company’s products in the Craft Brands territory decrease as compared to the previous year’s shipments, the Company has the right to brew Widmer products in an amount equal to the lower of (i) the Company’s product shipment decrease or (ii) the Widmer product shipment increase (the “Contractual Obligation”). In addition, the Company may, pursuant to a Manufacturing and Licensing Agreement with Widmer, brew more beer for Widmer than the amount obligated by the Supply, Distribution and Licensing Agreement with Craft Brands. This Manufacturing and Licensing Agreement with Widmer expires December 31, 2007. Under these contractual brewing arrangements, the Company brewed and shipped 43,000 barrels of Widmer draft beer during the year ended December 31, 2006. Of these shipments, approximately 77% barrels were in excess of the Contractual Obligation.

In 2003, the Company entered into a licensing agreement with Widmer to produce and sell the Widmer Hefeweizen brand in states east of the Mississippi River. The Company shipped 30,600 barrels of Widmer Hefeweizen in 2006 and a licensing fee of $437,000 due to Widmer is reflected in the Company’s statement of operation for the year ended December 31, 2006.

On January 3, 2007 the Company publicly disseminated a press release announcing it is entering into preliminary discussions with Widmer Brothers Brewing Company regarding the possibility of combining the two companies. These negotiations are continuing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2006, all filing requirements applicable to its officers and directors, and all of the persons known to the Company to own more than ten percent of its Common Stock were complied with by such persons.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing and administering the overall compensation policies applicable to the Company’s senior management, which includes the Company’s Chief Executive Officer, President and Chief Operating Officer, Vice Presidents, and Chief Financial Officer. The Committee is also responsible for establishing the general policies applicable to the granting, vesting and other terms of stock options and stock grants granted to employees under the Company’s stock option and stock incentive plans, and for determining the size and terms of stock and option grants made to the Company’s executive officers, among others.

The Committee has the ultimate authority to determine matters of compensation for the Company’s senior management, however, the Committee may rely on recommendations from the Company’s Chief Executive Officer and President and Chief Operating Officer for matters of compensation involving other executive officers and with respect to stock options and other stock grants to employees.

The Committee is composed entirely of independent directors. Mr. Glick, A-B’s designee to the Compensation Committee, participates on the committee in an advisory capacity only.

Compensation Objectives

The Committee’s responsibility is also to insure that the Company’s officer compensation programs are structured and implemented in a manner that attracts and retains the caliber of executives and other key employees required for the Company to compete in a highly competitive and rapidly evolving business sector, while also recognizing and emphasizing the importance and value of achieving targeted performance objectives and enhancing long-term shareholder value.

The Company’s executive compensation programs include five primary components: base salary, a performance based incentive payment, a bonus opportunity, severance payments and long-term incentive payments. These primary components and their amounts for each of the Redhook executives are intended to be fair in relation to compensation received by other executives at similarly sized public and private companies and to reward the Company’s executives for performance. Performance is measured by the attainment of financial, operational and/or strategic goals set by Committee and approved by the Company’s Board at the beginning of each fiscal year.

Base Salaries.  Base salary is the guaranteed element of employees’ annual cash compensation. The level of base salary reflects the employee’s long-term performance, skill set and the market value of that skill set. Base salaries for all executives, including the Chief Executive Officer, are determined by reviewing job responsibilities and individual contributions, the existing executive salary structure within the Company, and by an informal comparison of the compensation paid to the Company’s executives to executives of similarly sized public and private companies.

In June 2005, Mr. Shipman and Mr. Mickelson each entered into an agreement with the Company regarding each officer’s employment as an “at-will” employee. Effective August 1, 2005, Mr. Shipman’s annual base salary was increased to $250,000 per year and Mr. Mickelson’s annual base salary was increased to $186,000 per year, subject to review and annual adjustment as recommended by the Committee. These base salaries were set by the Compensation Committee after taking into account the factors outlined above. In December 2005, Mr. Prial and Mr. Triplett each entered into an agreement with the Company regarding each officer’s employment as an “at-will” employee. Effective December 1, 2005, the annual base salary of both Messrs. Prial and Triplett were increased to $165,375 per year, subject to review and annual adjustment as recommended by Shipman, Mickelson and the Committee. These base salaries were set by the Compensation Committee after taking into account the factors outlined above. Prior to these increases, the base salaries of the executive officers had not been adjusted since 2000.

Performance Based Incentive Payments and Bonuses.  Incentive payments and bonuses are based on the accomplishments of the executive team, the Company’s results relative to financial and operational objectives set at the beginning of the year, and other relevant and significant accomplishments of the Company as a whole. Payment targets have been established for each executive officer per the terms of such officers’ agreement regarding employment and include both a discretionary bonus and nondiscretionary (performance-based) component. In determining what these performance based incentive payments and bonus payments should be, the Committee first looked at the historical relationship between salary and incentive pay for the Redhook executives to gain some perspective. The incentive pay had to be significant enough to properly reward the executives if the Company met certain financial and operational objectives. It was agreed by the Committee that approximately 10% to 30% of the total compensation package should be at risk in order to motivate the executives to achieve these financial and operational objectives. The Committee then decided to divide the incentive pay into discretionary and nondiscretionary portions.

Bonus (Discretionary) Awards:  Discretionary incentives reward specific financial and operational goals achieved whereas the nondiscretionary goals reward specific performance targets achieved by the Company. Some examples of specific goals tied to the discretionary incentive might be an increase in an executives focus on brand management or the development of a new growth business. In setting and awarding these discretionary bonuses the Committee focuses on more long-term, strategic objectives in order to obtain new sources of revenue and to manage brands in different ways. The Committee has discretion to increase or decrease the award, regardless of whether financial and operational goals are achieved. The goals for 2007 are to develop new business and to maximize shareholder value.

Performance Based (Non-Discretionary) Awards:  The nondiscretionary incentive component is paid to the executive if the Company achieves certain performance targets set forth by the Committee. The Committee sets the incentive targets for the executive officers at the beginning of each fiscal year. Incentive targets usually relate to increasing revenues and cash flows for the Company in the short-term in order to lay a stronger foundation for long-term growth of the Company. The incentive targets for 2007 are as follows:

•	Earnings before interest, taxes and depreciation and amortization (EBITDA) greater than or equal to budgeted EBITDA (weighted at 50% of the total nondiscretionary award),

•	Sales growth of 4% or greater for the Washington Brewery and Forecasters Public House over the prior year (weighted at 25% of the total nondiscretionary award), and

•	EBITDA growth of 4% or greater for the New Hampshire Brewery and Cataqua Public House over the prior year (weighted at 25% of the total nondiscretionary award).

The Committee believes that both the discretionary and the nondiscretionary goals or targets for 2007 are moderately aggressive given the Company’s past performance.

In 2006, the Company’s executive officers received the following incentive payments:

	Target	Target	Performance	Discretionary
	Performance	Discretionary	Award	Bonus	Total
Named Executive Officer	Award	Bonus	Received	Received	Awarded

Paul S. Shipman	$100,000	$20,000	$100,000	$8,000	$108,000
David J. Mickelson	$50,000	$10,000	$50,000	$4,000	$54,000
Jay T. Caldwell	—	$10,000	—	$10,000	$10,000
Gerard C. Prial	—	$25,000	—	$25,000	$25,000
Allen L. Triplett	—	$25,000	—	$25,000	$25,000

The target performance awards and target discretionary bonuses will remain at the same levels for 2007.

Long-Term Incentives.  Prior to 2003, the Company provided long-term incentives to executives through the grant of stock options. The options generally vested over five years and had an exercise price equal to the fair market value of the Company’s stock at the time of the grant, with the number of options awarded based on the executive’s position. Since fair market value stock options can only produce value to an executive if the price of the Company’s stock increases above the exercise price, these option grants provided a direct link between executive compensation and the Company’s stock price performance or stock grants. The Committee believed that stock options directly motivated an executive to maximize long-term shareholder value. The options were also utilized, through the option’s vesting terms, to encourage key executives to continue in the employment of the Company. These options were granted under the Company’s 1992 Stock Incentive Plan and 2002 Stock Option Plan. In 2003, the Company decided to stop awarding option grants to its executive officers. The Committee determined that the level of total pay, and the split between base salary and incentive payments, was sufficient to compensate its executives as compared with the compensation paid to executives of comparably sized and similarly situated craft beer companies and other similarly sized public companies. The Committee further felt that the number of vested stock options already held by executive officers and their direct ownership of Company stock was sufficient to foster the long-term perspective necessary to ensure that the executive team stays properly focused on shareholder value. In addition, the Committee’s decision to stop the option program was based on a recommendation by management to the Committee that the granting of new stock options should be discontinued because the legal and accounting cost related to any new option grants was not deemed to be worth the investment.

In 2007, the Committee determined that adding back a long-term incentive component to the Company’s executive compensation plan was appropriate. The Committee believes that long-term incentives such as stock options, restricted stock and performance units focus the executives on taking steps that they believe are necessary to ensure the long-term success of the Company, as reflected in increases to the Company’s stock prices over a period of several years, growth in its earnings per share and other elements. In March of 2007 the Board of Directors, at the recommendation of the Committee, approved the Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan. The purposes of the Plan are to enable the Company to obtain and retain the services of the types of employees and directors who will contribute to the Company’s long-term success, and to provide incentives to executives and employees that are linked directly to increases in share value, which will inure to the benefit of all shareholders of the Company. The 2007 Plan provides for the following types of awards: stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights.

Assuming approval of the 2007 Plan, the Committee will make long-term incentive grants to executive officers based on their job responsibilities and their success in meeting certain performance targets. The Committee will have complete discretion in determining eligibility for participation and the number of awards under the 2007 Plan, if any, may be granted to a participant. When it makes grants, the Committee will also consider previous long-term incentive grants, and total compensation received by the executive in a fiscal year. For 2007, the Committee will look to incentive achievement of certain performance targets, including certain year over year EBITDA increases, as well as overall job performance in determining whether an award should be granted. The Committee has no policy, plan or practice regarding timing long-term incentive grants to executives, and does not time its grants or its release of material non-public information for the purpose of affecting the value of executive compensation.

In consideration for achievement of a year over year EBITDA increase, the Committee recommended to the Board, and the Board has approved, contingent on approval of the 2007 Plan by the Company’s shareholders, a grant of 10,000 and 5,000 shares of restricted stock under the 2007 Stock Incentive Plan to the Chief Executive Officer and President and Chief Operating Officer, respectively. The shares will be fully vested upon grant, and the grant will be made immediately following the 2007 Annual Meeting of Shareholders. The Committee has also set the following targets for achieving certain performance levels in 2007: Chief Executive Officer, for achievement of a certain level of year over year EBITDA increase, fully-vested stock grant of 10,000 shares; President and Chief Operating Officer, for achievement of a certain level of year over year EBITDA increase, fully-vested stock grant of 5,000 shares. These grants for 2007, if achieved, will be made in the first quarter of 2008 upon confirmation that the performance objectives set by the Committee were met.

Benefits.  The Company offers employee benefits coverage in order to provide our employees with a reasonable level of financial support in the event of illness or injury, and to enhance productivity and job satisfaction through programs that focus on work/life balance. The benefits available are the same for all employees and executive officers and include medical and dental coverage, disability insurance, and life insurance. In addition, the Company has a 401(k) plan, which includes a Company match, as described further in “Other Compensation” below. All employees who meet certain plan eligibility requirements, including executive officers, are eligible to participate in these plans. The cost of employee benefits is partially borne by the employee, including each executive officer.

Perquisites.  The Company does not provide significant perquisites or personal benefits to executive officers. Executive officers are entitled to receive a car allowance of $850 per month. Additionally, all employees of Redhook, including executive officers, are entitled to receive a substantial discount on purchases made at any of the Company’s pub operations.

Severance and Change of Control Arrangements.  Our current employment agreements with Messrs. Shipman, Mickelson, Triplett and Prial contain provisions for severance payments in the event their employment is involuntarily terminated without defined cause. In the event of termination of employment, each officer is entitled to severance equal to one month of base salary for each year of the officer’s service with the Company, capped at a severance payment equal to 24 months of base salary. The officer is additionally entitled to be reimbursed for COBRA premiums to maintain the same health benefits provided to the officer for the term of the severance period paid by the Company, not to exceed 18 months. See “Potential Payments upon Termination or Change of Control” discussed below. The Committee decided to offer this severance plan in order to match other severance plans at similar companies.

In addition, the Company also has a Company-wide severance plan that permits the payment of severance benefits to all full-time employees, other than executive officers, in the event an employee’s employment is terminated as a result of a merger or other business combination with Widmer Brothers Brewing Company. Under the Company-wide severance plan, an employee is entitled to receive severance pay equal to six months of their base pay in effect at the time of notice of displacement if the Company permanently terminates their employment as a result of a merger or other business combination with Widmer, and (1) at the time the employee receives notice of termination they are employed by the Company on a fulltime basis (i.e., are regularly scheduled to work 35 hours or more); and (2) the employee executes a full release of claims in a form acceptable to the Company. The Committee put this severance plan into place in order to retain employees that might otherwise leave in the absence of such a severance plan given the uncertainty of the employees’ future in light of such current discussions with Widmer.

Other Compensation.  The Company’s 401(k) plan currently provides for the Company to match eligible participants’ contributions dollar-for-dollar up to 4% of the employee’s gross earnings. The Company’s match is discretionary and determined annually. In order to be eligible for a matching contribution in any particular year, a participant must be an employee on the last day of that year and must have worked at least 1,000 hours during that year. All Company matching contributions vest as follows: (i) 20% after one Year of Service (a “Year of Service” is one in which the employee worked at least 1,000 hours) and (ii) an additional 20% vests for each additional Year of Service completed. Executive officers are permitted to participate in the Company’s matching program.

The Company made the following matching contributions to executive officers under its 401(k) plan in 2006: Mr. Shipman, $8,800; Mr. Mickelson, $8,204; Mr. Triplett, $7,015; Mr. Prial, $7,015 and Mr. Caldwell, $0.

2006 Compensation

Chief Executive Officer.  In establishing Mr. Shipman’s base salary for 2006, the Committee reviewed Mr. Shipman’s job responsibilities and individual contributions and the existing executive salary structure within the Company, and compared Mr. Shipman’s base salary to executives of similarly sized public and private companies. The Committee considered the Company and Mr. Shipman’s achievement of objectives that had been established at the beginning of the year and its own subjective assessment of his performance. In 2006, the Committee approved a cost of living increase in annual base salary to $257,500. In recognition of his continued strong leadership in 2006 and the achievement of certain financial, operational and strategic goals, including increases in EBITDA in 2006 and successful management and growth of the Company’s brands, the Committee awarded him a total bonus of $108,000, consisting of a discretionary bonus of $8,000 and a performance based award of $100,000. The Committee also reviewed perquisites and other compensation paid to Mr. Shipman for 2006, and found these amounts to be reasonable. Effective January 1, 2007, the Committee approved a 4% cost of living increase in annual base salary for Mr. Shipman to $267,800.

The Committee conducted a similar review for each of the other named executives. In 2006, the Committee approved a cost of living increase in annual base salary for Mr. Mickelson to $191,580. Additionally, in consideration of Mr. Mickelson’s achievement of certain financial, operational and strategic goals, including increases in EBITDA in 2006 and successful management and growth of the Company’s brands, the Committee awarded him a total bonus of $54,000, consisting of a discretionary bonus of $4,000 and a performance based award of $50,000. Messrs. Prial, Triplett and Caldwell were also awarded discretionary bonuses for 2006 of $25,000, $25,000 and $10,000, respectively, in recognition of excellent management performance. The Committee also reviewed perquisites and other compensation paid to these executives for 2006, and found these amounts to be reasonable. Effective January 1, 2007, the Committee approved a 4% cost of living increase in annual base salary for Messrs. Mickelson, Prial and Triplett to $199,243, $172,000 and $172,000, respectively. Mr. Caldwell, who was appointed to Chief Financial Officer on March 6, 2007, will receive an annual base salary of $125,000 for 2007.

Future Executive Compensation Trends.  The Compensation Committee does not anticipate any significant changes in the executive compensation program for 2007. Salary and incentive pay are expected trend upward but not significantly unless the Company substantially betters its financial performance. The Compensation Committee will continue to explore mechanisms for rewarding executives if the value of the Company increases dramatically, but stock options will most likely not be the approach.

Compensation Committee Report

The Compensation Committee, comprised of independent directors, has reviewed and discussed the above Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on the review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Respectfully Submitted,

David R. Lord (Chairman)
Frank H. Clement

John D. Rogers, Jr.

Compensation Committee Members

Summary Compensation Table

The following table sets forth information regarding compensation earned during the Company’s fiscal years ended December 31, 2006, 2005 and 2004 (a) by the Chief Executive Officer, (b) by the Chief Financial Officer and (c) by the three other most highly compensated executive officers for the fiscal year ended December 31, 2006. The individuals included in the table will be collectively referred to as the “named executive officers.”

									Change in
									Pension
									Value and
									Nonqualified
								Non-Equity	Deferred
						Stock	Option	Incentive Plan	Compensation	All Other
		Salary		Bonus		Awards	Awards	Compensation	Earnings	Compensation	Total
Name of Executive Officer	Year	($)		($)		($)	($)	($)(1)	($)	($)(2)	($)

Paul S. Shipman	2006	$257,500		$8,000		—	—	$100,000	—	$19,000	$384,500
Chief Executive Officer	2005	$242,188		$60,000	(3)	—	—	$31,250	—	$13,800	$347,238
and Chairman of the Board	2004	$237,500		—		—	—	—	—	$15,600	$253,100
David J. Mickelson	2006	$191,580		$4,000		—	—	$50,000	—	$18,404	$263,984
President and Chief	2005	$176,625		$40,000	(4)	—	—	$18,125	—	$13,000	$247,750
Operating Officer	2004	$171,000		—		—	—	$8,750	—	$14,400	$194,150
Jay T. Caldwell	2006	$53,778	(5)	$10,000		—	—	—	—	—	$63,778
Chief Financial Officer	2005	—		—		—	—	—	—	—	—
and Treasurer	2004	—		—		—	—	—	—	—	—
Gerard C. Prial	2006	$165,375		$25,000		—	—	—	—	$17,215	$207,590
Vice President, Sales	2005	$136,266		$30,625		—	—	—	—	$12,000	$178,891
and Eastern Operations	2004	$135,000		$22,500		—	—	—	—	$12,000	$169,500
Allen L. Triplett	2006	$165,375		$25,000		—	—	—	—	$17,215	$207,590
Vice President, Brewing	2005	$136,266		$30,625		—	—	—	—	$12,000	$178,891
	2004	$135,000		$22,500		—	—	—	—	$12,000	$169,500

(1)	Represents performance based incentive awards. Performance based incentive awards earned in a fiscal year are paid in the following fiscal year, after confirmation that performance goals were met.

(2)	Represents a car allowance and 401(k) matching employer contributions.

(3)	Represents a special one-time bonus paid upon execution of Mr. Shipman’s 2005 letter of agreement regarding employment and in consideration for efforts undertaken in implementing the joint-venture arrangement with Craft Brands Alliance.

(4)	Represents a special one-time bonus paid upon execution of Mr. Mickelson’s 2005 letter of agreement regarding employment and in consideration for efforts undertaken in implementing the joint-venture arrangement with Craft Brands Alliance.

(5)	Mr. Caldwell joined the Company as Controller in July, 2006.

Grants of Plan-Based Awards
Fiscal Year 2006

		Estimated Future Payments under
		Non-Equity Incentive Plan Awards
	Grant	Threshold	Target (1)	Maximum
Name	Date	($)	($)	($)

Paul S Shipman, Chief Executive Officer and Chairman of the Board		—	$100,000	—
David J. Mickelson, President and Chief Operating Officer		—	$50,000	—

(1)	Target payouts and performance objectives for executive officers are set at the beginning of each fiscal year by the Compensation Committee. Target payouts represent between 10% to 30% of the total annual compensation for the executive officers. The Committee reviews financial and individual objectives achieved during the year in determining the actual bonus as reported in the Summary Compensation Table. Messrs. Caldwell, Prial and Triplett were not eligible for performance based awards for 2006.

Outstanding Equity Awards Value at Fiscal Year End

The following table shows information concerning the number and value of unexercised options held by the named executive officers on December 31, 2006.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name of Executive Officer	Exercisable(#)	Unexercisable(#)	Price($)	Date

Paul S. Shipman,	49,250	—	$3.97	May 20, 2009
Chief Executive Officer and	76,500	—	$1.87	August 3, 2011
Chairman of the Board	30,000	—	$2.02	August 27, 2012
David J. Mickelson,	29,500	—	$3.97	May 20, 2009
President and Chief	76,500	—	$1.87	August 3, 2011
Operating Officer	27,500	—	$2.02	August 27, 2012
Jay T. Caldwell,	—	—	—	—
Chief Financial Officer and
Treasurer
Gerard C. Prial	19,750	—	$3.97	May 20, 2009
Vice President, Sales and	76,500	—	$1.87	August 3, 2011
Eastern Operations	27,500	—	$2.02	August 27, 2012
Allen L. Triplett,	19,750	—	$3.97	May 20, 2009
Vice President, Brewing	76,500	—	$1.87	August 3, 2011
	27,500	—	$2.02	August 27, 2012

Option Exercises and Stock Vested.  No stock options were exercised by the named executive officers during the Company’s fiscal year ended December 31, 2006. On November 29, 2005 the Board of Directors of the Company approved an acceleration of vesting of all of the Company’s unvested stock options, including those held by executive officers (the “Acceleration”). The Acceleration was effective for stock options outstanding as of December 30, 2005. These options were granted under the Company’s 1992 Stock Incentive Plan and 2002 Stock Option Plan. As a result of the Acceleration, options to acquire approximately 136,000 shares of the Company’s Common Stock, or 17% of total outstanding options, became exercisable on December 31, 2005. Of the options that were subject to the Acceleration, options to acquire approximately 106,200 shares of the Company’s Common Stock were held by executive officers, as follows:

	Number of	Exercise
Executive Officer	Options	Price	Original Vesting Date

Paul S. Shipman	15,300	$1.87	August 2006
	12,000	$2.02	August 2006 and August 2007
David J. Mickelson	15,300	$1.87	August 2006
	11,000	$2.02	August 2006 and August 2007
Gerard C. Prial	15,300	$1.87	August 2006
	11,000	$2.02	August 2006 and August 2007
Allen L. Triplett	15,300	$1.87	August 2006
	11,000	$2.02	August 2006 and August 2007

Potential Payments Upon Termination or Change in Control

Each of Messrs. Shipman, Mickelson, Prial and Triplett has executed a letter of agreement with the Company regarding employment, which agreements provide for certain payments if the officer is terminated by the Company for any reason, other than “for cause.” In the event that an officer’s employment with the Company is terminated by the Company other than “for cause”, the officer is entitled to severance equal to one month of base salary for each year of such officer’s service with the Company, capped at a severance payment equal to 24 months of base salary. Additionally, the officer is entitled to be reimbursed for COBRA premiums to maintain the same health benefits provided to the officer, then in place, for the term of the severance period paid by the Company, not to exceed 18 months. For purposes of this severance policy, “for cause” is defined as follows: (i) conduct which, if the officer were to remain employed by the Company, would substantially and adversely impair the interests of the Company, (ii) fraud, dishonesty or self-dealing relating to or arising out of his employment with the Company, (iii) the violation of any criminal law relating to his employment or to the Company, or (iv) the repeated refusal to obey lawful directions of the Company’s Board of Directors.

The Company’s severance policies with respect to each executive officer remains subject to revision at any time by the Board of Directors after six (6) months written notice to the executive officer.

The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the named executive officers would be entitled upon termination of employment other than “for cause” (as of December 31, 2006):

				Continuation of
				Medical/Welfare	Total
	Years of	Monthly	Calculated Cash	Benefits	Termination
Named Executive Officer	Service	Salary	Severance Payment	(present value)	Benefits

Paul S. Shipman	25 years	$21,458	$515,000	$17,262	$532,262
David J. Mickelson	20 years	$15,965	$319,300	$20,448	$339,748
Jay T. Caldwell(1)	Less than 1 year	$9,167	—	—	—
Gerard C. Prial	13 years	$13,781	$179,156	$17,262	$196,418
Allen L. Triplett	22 years	$13,781	$303,188	$12,960	$316,148

(1)	Mr. Caldwell and the Company are currently negotiating a letter of employment that will include an agreement on severance.

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

•	Payment for accrued salary and vacation pay;

•	The value of option continuation. When an employee terminates, his or her stock option agreement generally provides that the options continue for a period of 90 days thereafter.

PROPOSAL 1 — ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting, to serve until the next Annual Meeting of Shareholders or until their earlier retirement, resignation or removal. Frank H. Clement, John W. Glick, David R. Lord, Michael Loughran, John D. Rogers, Jr., Paul S. Shipman and Anthony J. Short have been nominated by the Board of Directors for election or re-election at the Annual Meeting. All of the nominees are currently directors of the Company. The accompanying proxy will be voted for these nominees, except where authority to so vote is withheld. Should any nominee be unable to serve, the persons named in the proxy may vote for any substitute designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed the firm of Moss Adams LLP (“Moss Adams”), independent registered public accountants, to audit the Company’s financial statements for the fiscal year ending December 31, 2007.

At the Annual Meeting, the shareholders are being asked to ratify the appointment of Moss Adams as the Company’s independent auditors for the fiscal year 2007. Representatives of Moss Adams will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders and to make a statement if they so desire.

Fees Paid to the Independent Auditors

The following table presents fees billed by Moss Adams for professional services rendered with respect to fiscal years ended December 31, 2006 and 2005. 100% of these services were approved by the Audit Committee:

Fee Category	2006	2005

Audit Fees(1)	$113,891	$117,006
Audit Related Fees(2)	—	$2,040
Tax Fees(3)	$2,650	$2,000
All Other Fees	—	—

(1)	Audit fees include the audit of the Company’s annual financial statements, review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years, and services rendered in conjunction with registration statements.

(2)	The 2005 fees relate to consultation regarding the Sarbanes-Oxley Act of 2002, Section 404 project implementation.

(3)	The 2006 fees relate to a review of the Company’s 2005 tax return and stock option treatment for tax purposes. The 2005 fees relate to a review of the Company’s 2004 tax return.

Auditor Independence

In 2006, there were no other professional services provided by Moss Adams that would have required the Audit Committee of the Board of Directors to consider their compatibility with maintaining the independence of Moss Adams.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing and overseeing the work of the Company’s independent auditor. The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the independent auditor:

Before engagement of the independent auditor for the next year’s audit, the independent auditor will submit a detailed description of services expected to be rendered during that year for each of the following categories of services to the Audit Committee for approval.

•	Audit services. Audit services include work performed for the audit of the Company’s financial statements and the review of financial statements included in the Company’s Form 10-Q, as well as work that is normally provided by the independent auditor in connection with statutory and regulatory filings.

•	Audit related services. Audit related services are for assurance and related services that are traditionally performed by the independent auditor and reasonably related to the performance of the audit or review of the Company’s financial statements.

•	Tax services. Tax services include all services performed by the independent auditor’s tax personnel for tax compliance, tax advice and tax planning.

•	Other services. Other services are those services not captured in the other categories.

Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor to report actual fees versus budgeted fees periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP.

PROPOSAL 3 — APPROVAL OF THE 2007 STOCK INCENTIVE PLAN

Subject to shareholder approval, the Board has adopted the Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan (the “2007 Plan”). A copy of the 2007 Plan is attached to this Proxy Statement as Appendix B. The following description of the 2007 Plan is a summary and does not purport to be fully descriptive. Please refer to Appendix B for more detailed information about the 2007 Plan.

Summary of Terms

Purposes.  The purposes of the 2007 Plan are (a) to enable the Company and its affiliates to obtain and retain the services of the types of employees and directors who will contribute to the Company’s long-term success, and (b) to provide incentives that are linked directly to increases in share value, which will inure to the benefit of all shareholders of the Company.

Administration.  The 2007 Plan will be administered by the Compensation Committee unless the Board delegates administration to a different committee of the Board or determines to administer the 2007 Plan itself.

Types of Awards.  The 2007 Plan provides for the following types of awards: stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights.

Stock Subject to the 2007 Plan.  Subject to adjustment in the event of stock splits, stock dividends and similar events, a maximum of 100,000 shares of Common Stock are authorized for issuance under the 2007 Plan. Any shares of Common Stock that are subject to an award that expires or terminates, or that are reacquired pursuant to the forfeiture provisions of any award, will be available for issuance in connection with future grants of awards under the 2007 Plan. If any payment required in connection with an award is satisfied through the tendering or withholding of shares of Common Stock, only the number of shares of Common Stock issued by the Company, net of the shares tendered or withheld, will be counted for purposes of determining the number of shares of Common Stock available for issuance under the Plan. Shares of Common Stock that are subject to tandem awards will be counted only once.

Eligibility to Receive Awards.  Incentive Stock Option may be granted only to employees under the 2007 Plan; awards other than Incentive Stock Options may be granted under the 2007 Plan to those employees and directors of the Company that the plan administrator from time to time selects. On March 31, 2007, there were approximately 213 employees, officers, and directors of the Company who would be eligible to receive awards under the 2007 Plan should it be approved.

Terms and Conditions of Stock Option Grants.  Options granted under the 2007 Plan may be “incentive stock options” (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or “nonqualified stock options.” The exercise price for each option granted under the 2007 Plan will be determined by the plan administrator, but will not be less than 100% of the Common Stock’s fair market value on the date of grant. For purposes of the 2007 Plan, “fair market value” means the closing selling price for the Common Stock on the Nasdaq Stock Market on the date of grant of the option.

The exercise price for shares purchased under options must be paid in cash, unless the plan administrator authorizes payment by (a) tender of shares of Common Stock already owned by the option holder, (b) delivery to the Company of a copy of instructions to a broker directing the broker to sell the Common Stock for which the option is exercised and remit to the Company the aggregate exercise price of such option, or (c) such other legal consideration as the plan administrator may find acceptable. Options granted under the 2007 Plan may not contain a “reload” feature automatically entitling the holder to receive an additional option upon exercise of the original option.

The option term will be fixed by the plan administrator but, in the case of an incentive stock option, may not be more than ten years. The plan administrator may specify a vesting schedule pursuant to which an option will be exercisable, but if not so specified the option will vest at the rate of 25% per year. The plan administrator may also specify the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company. If not so specified, the portion of an option that is vested and exercisable on the date of termination of services will be exercisable for three months after that date, but in no event may an option be exercised after the expiration of its term. An option will not be exercisable following termination of an optionee’s services for cause, as defined in the 2007 Plan.

Incentive stock options will be subject to certain other limitations prescribed by the Code and set forth in the 2007 Plan.

Restricted Awards.  The plan administrator may make awards of “restricted stock,” which are actual shares of Common Stock, or “restricted stock units,” which are awards that have a value equal to the fair market value of a specified number of shares of Common Stock issuable in the future. The plan administrator will determine the terms and conditions of restricted awards. These terms and conditions may change from time to time and need not be identical, but each restricted award will include the substance of each of the following, to the extent applicable:

Purchase Price.  The purchase price for the restricted award, if any, which may be stated as cash, property or services.

Consideration.  The cash consideration, if any, that must be paid for Common Stock acquired pursuant to the restricted award.

Vesting.  The “restricted period” during which such the Common Stock or the right to acquire the Common Stock will be forfeited to the Company if specified restrictions or conditions for the restricted award are not satisfied.

Termination of Service.  What will happen to the restricted award if the participant’s service terminates for any reason (unless otherwise specified, the unvested portion of the restricted award will be forfeited).

Restrictions on Transferability.  Any restrictions on transferability to which the restricted award is subject.

Performance Awards.  A performance award is an award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The plan administrator will determine whether and to whom performance awards will be made, the performance goals applicable under each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares. Performance goals will be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the plan administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a participant, a business unit or the Company and its affiliates. Such business criteria may include, by way of example, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, implementing or completion of critical projects, or improvement in cash-flow (before or after tax). Performance goals will be objective and designed to meet the requirements of Section 162(m) of the Code. The plan administrator will determine the circumstances under which a performance award will be payable if a participant ceases to provide services to the Company or a subsidiary. If not so established, the performance award will automatically terminate upon termination of the participant’s employment for any reason.

Stock Appreciation Rights.  The plan administrator is authorized to make awards of stock appreciation rights with respect to specified shares of Common Stock. A stock appreciation right will entitle the holder to receive any increase in the fair market value of the shares subject to the award over their fair market value of the time of grant of the award. The 2007 Plan contains detailed rules designed to prevent stock appreciation rights, if granted, from having adverse tax consequences under Section 409A of the Code.

Transferability.  Except as otherwise determined by the plan administrator, no award granted under the 2007 Plan may be assigned or otherwise transferred by the holder other than by will or the laws of descent and distribution and, during the holder’s lifetime, awards may be exercised only by the holder.

Adjustment of Shares.  If any change is made in the Common Stock subject to the 2007 Plan or subject to any award through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, then certain changes will be made as specified in the 2007 Plan to the number and/or class of shares available for awards, the number and/or class of shares covered by outstanding awards, the maximum number of shares of Common Stock with respect to which awards may be granted to any single option holder during any calendar year; and the exercise price of awards in effect prior to such change.

Corporate Transaction.  In the event of a change in control (as defined in the 2007 Plan) or any other corporate separation or division, merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, the plan administrator is given broad discretion under the 2007 Plan to, among other things, continue outstanding awards with appropriate modifications, substitute new awards for outstanding awards, or cancel outstanding awards in consideration for certain payments.

If there are one or more continuing awards following a change in control, and the service of a participant holding one or more such awards is terminated without cause within a period of one year following the consummation of the change in control, or if the participant voluntarily terminates his or her service for good reason (as defined in the 2007 Plan) during such period, then (a) the vesting and exercisability of all outstanding options held by the participant will accelerate in full; (b) the end of the restricted period for all outstanding restricted awards held by the participant will accelerate, and all restrictions and conditions of the restricted awards will lapse or be deemed satisfied, as the case may be; (c) the vesting of all outstanding performance awards held by the participant will accelerate in full; and (d) all outstanding stock appreciation rights held by the participant will become exercisable in full.

Other Acceleration of Awards.  The plan administrator in its discretion may provide, either in the award agreement for an award or by a subsequent determination, for acceleration of the vesting and exercisability of the award at any time, or in the case of a restricted award for acceleration of the end of the restricted period at any time (in which event all restrictions and conditions of the restricted award shall lapse or be deemed satisfied, as the case may be).

Award Limits for Purposes of Section 162(m) of the Code.  No employee may be granted options or stock appreciation rights covering more than 250,000 shares of Common Stock during any fiscal year, or performance awards that could result in such employee receiving more than 250,000 shares of Common Stock in the case of share-denominated performance awards.

Amendment, Termination and Term.  The Board may terminate or amend the 2007 Plan, subject to shareholder approval in certain instances, as set forth in the 2007 Plan. The plan administrator may amend the terms of any award outstanding under the 2007 Plan, prospectively or retroactively. The amendment or termination of the 2007 Plan or the amendment of an outstanding award under the 2007 Plan may not, without a participant’s consent, impair the participant’s rights or increase the participant’s obligations under his or her award or create or increase the participant’s federal income tax liability with respect to an award.

Other Information.  A new plan benefits table, as described in the proxy rules of the Securities and Exchange Commission, is provided below. All awards made under the 2007 Plan will be discretionary, and therefore are not determinable for purposes of this table. However, if the 2007 were in effect for 2006, the following amounts would have been received by the following persons:

NEW PLAN BENEFITS

2007 Stock Incentive Plan

	Dollar Value	Number of
Name and Position	($)(1)	Units(2)

Non-employee Directors	$101,360	14,000

(1)	Based upon the closing selling price for the Common Stock on the Nasdaq Stock Market on March 31, 2007 of $7.24.

(2)	Represents a restricted stock grant of 3,500 shares to each of the four independent, non-employee directors. In accordance with the policy of their employer, A-B, neither non-employee director Glick nor Short are eligible to receive option or stock grants.

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2007 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

Non-qualified Stock Options.  A participant will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be the fair market value of the shares on the exercise date or the option exercise price, whichever is greater.

Incentive Stock Options.  A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a non-qualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Restricted Awards.  Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, that the participant pays to the Company for the shares. If a participant receives a restricted stock award, the participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, that the participant pays to the Company for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of receipt over the amount, if any, that the participant pays to the Company for the shares. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant at the time of grant, in the case of a stock award that is not subject to restrictions, or at the time the restrictions lapsed (or at the time of election, if an election was made by the participant), in the case of a restricted stock award. If the participant forfeits the shares subject to a restricted stock award to the Company (e.g., upon the participant’s termination prior to expiration of the restricted period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

A participant who receives restricted stock units will generally recognize taxable ordinary income only when the shares of Common Stock associated with those units are issued to the participant.

Performance Awards.  A participant will generally not recognize taxable income upon the grant of a performance award unless the award results in the deferral of compensation and fails to satisfy the requirements of Section 409A of the Code (see Code Section 409A). Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award.

Stock Appreciation Rights.  A participant will generally not recognize taxable income upon the grant of a stock appreciation right unless the award results in the deferral of compensation and fails to satisfy the requirements of Section 409A of the Code (see Code Section 409A) . Upon the distribution of cash, shares or other property to a participant upon exercise of the right, the participant will generally recognize taxable ordinary income equal to the amount of cash or the fair market value of any property transferred to the participant upon such exercise.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Code.

Code Section 409A:  To the extent that any awards or payments under the 2007 Plan result in the deferral of compensation for purposes of Section 409A of the Code, the design of the 2007 Plan is indented to satisfy the requirements of Code Section 409A with respect to such deferred compensation. In the event, however, that the 2007 Plan fails to meet such requirements with respect to a particular award or payment to a participant, Code Section 409A requires that all of the participant’s deferred compensation under the plan be immediately includible in the participant’s gross income, and, regardless of the circumstances leading to the plan’s failure to meet those requirements, that the participant be subject to a 20% additional tax on this income and an interest penalty at the underpayment rate used by the Internal Revenue Service plus one percent for the period beginning with the date of deferral. In the taxable year that a participant recognizes income on his or her deferred amounts, the Company will be entitled to a deduction equal to the amount of income recognized by the participant.

Tax Withholding.  The Company may require a participant to pay to the Company the amount of any income, employment or other taxes that the Company is required to withhold with respect to the grant, vesting, exercise, payment or settlement of any award granted under the 2007 Plan. The plan administrator may, in its discretion and subject to the 2007 Plan and applicable law, permit the participant to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or by transferring shares of Common Stock already owned by the participant and held by the participant for the period necessary to avoid a charge to the Company’s earnings for financial accounting purposes. The Company is authorized to withhold from any award granted under the 2007 Plan or from any cash amounts otherwise due or to become due from the Company to the participant. The Company may also deduct from any award any other amounts due from the participant to the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2007 STOCK INCENTIVE PLAN.

OTHER MATTERS

Redhook knows of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street Suite 210, Woodinville, Washington 98072. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

An eligible shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement prepared in connection with the Company’s 2007 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company’s principal executive offices, no later than December 22, 2007.

Proposals of stockholders that are not eligible for inclusion in the Proxy Statement and proxy for the Company’s 2007 Annual Meeting of Shareholders, or that concern one or more nominations for Directors at the meeting, must comply with the procedures, including minimum notice provisions, contained in the Company’s Amended and Restated Bylaws. Notice must be received by the Secretary of the Company by December 22, 2007. A copy of the pertinent provisions of the Restated Bylaws is available upon request to David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street Suite 210, Woodinville, Washington 98072.

ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

A copy of the Redhook Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the SEC is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy may obtain one without charge by mailing a request to David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 NE 145th Street Suite 210, Woodinville, Washington 98072.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

REDHOOK ALE BREWERY, INCORPORATED

April 20, 2007
Woodinville, Washington

APPENDIX A

BYLAWS PROVISIONS

2.3.2 Nominations for Directors.

(a) Nominations of candidates for election as directors at an annual meeting of shareholders may only be made (i) by, or at the direction of, the Board of Directors, or (ii) by any shareholder of the corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 2.3.2.

(b) If a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal office of the corporation (i) not less than one hundred twenty (120) days prior to the first anniversary of the date that the corporation’s proxy statement was released to shareholders in connection with the previous year’s annual meeting; (ii) a reasonable time before the corporation begins to print and mail its proxy materials if the date of this year’s annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting; or (iii) not more than seven (7) days following the mailing to shareholders of the notice of annual meeting with respect to the current year’s annual meeting, if the corporation did not release a proxy statement to shareholders in connection with the previous year’s annual meeting, or if no annual meeting was held during such year.

(c) A shareholder’s notice to the Secretary under Section 2.3.2(b) shall set forth, as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number and class of shares of stock of the corporation that are beneficially owned on the date of such notice by such person, and (iv) if the corporation at such time has or at the time of the meeting will have any security registered pursuant to Section 12 of the Exchange Act, any other information relating to such person required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Exchange Act, including but not limited to information required to be disclosed by Schedule 14A of Regulation 14A, and any other information that the shareholder would be required to file with the Securities and Exchange Commission in connection with the shareholder’s nomination of such person as a candidate for director or the shareholder’s opposition to any candidate for director nominated by, or at the direction of, the Board of Directors. In addition to the above information, a shareholder’s notice to the Secretary under Section 2.3.2(b) shall (A) set forth (i) the name and address, as they appear on the corporation’s books, of the shareholder and of any other shareholders that the shareholder knows or anticipates will support any candidate or candidates nominated by the shareholder and (ii) the number and class of shares of stock of the corporation that are beneficially owned on the date of such notice by the shareholder and by any such other shareholders and (B) be accompanied by a written statement, signed and acknowledged by each candidate nominated by the shareholder, that the candidate agrees to be so nominated and to serve as a director of the corporation if elected at the annual meeting.

(d) The Board of Directors, or a designated committee thereof, may reject any shareholder’s nomination of one or more candidates for election as directors if the nomination is not made pursuant to a shareholder’s notice timely given in accordance with the terms of Section 2.3.2(b). If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the requirements of Section 2.3.2(c) in any material respect, the Secretary of the corporation shall notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.3.2(c) in any material respect, then the Board of Directors or such committee may reject the shareholder’s notice.

(e) Notwithstanding the procedures set forth in Section 2.3.2(d), if a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, and neither the Board of Directors nor any committee

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thereof has made a prior determination of whether the shareholder has complied with the procedures set forth in this Section 2.3.2 in connection with such nomination, then the chairman of the annual meeting shall determine and declare at the annual meeting whether the shareholder has so complied. If the chairman determines that the shareholder has so complied, then the chairman shall so state and ballots shall be provided for use at the meeting with respect to such nomination. If the chairman determines that the shareholder has not so complied, then, unless the chairman, in his sole and absolute discretion, determines to waive such compliance, the chairman shall state that the shareholder has not so complied and the defective nomination shall be disregarded.

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APPENDIX B

REDHOOK ALE BREWERY, INCORPORATED
2007 Stock Incentive Plan

1.  Purpose; Eligibility.

1.1 Name of Plan; General Purposes.  The name of this plan is the Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan (the “Plan”). The purposes of the Plan are (a) to enable Redhook Ale Brewery, Incorporated, a Washington corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees and Directors who will contribute to the Company’s long-term success, and (b) to provide incentives that are linked directly to increases in share value, which will inure to the benefit of all shareholders of the Company.

1.2 Eligible Award Recipients.  The persons eligible to receive Awards are Employees and Directors.

1.3 Available Awards.  The Plan will afford eligible recipients of Awards an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following types of Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Awards and (e) Stock Appreciation Rights.

2.  Definitions.

2.1 “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2 “Administrator” means whichever of the Board or the Committee is from time to time authorized by Section 3.1 to administer the Plan.

2.3 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

2.4 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Award and a Stock Appreciation Right.

2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Business Combination” has the meaning set forth in Section 2.11(e).

2.9 “Cashless Exercise” has the meaning set forth in Section 6.4.

2.10 “Cause” means (a) in the case of a Participant who is subject to an employment or service agreement or employment policy manual of the Company or one of its Affiliates that provides a definition of “Cause,” “Cause” as defined therein, and (b) in the case of all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material breach of a fiduciary duty with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.11 “Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of a Business Combination), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b) The Incumbent Directors ceasing for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company;

(d) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming, without the approval, recommendation or authorization of the Board, the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or

(e) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: 50% or more of the total voting power of (i) the entity that survives or results from the Business Combination (the “Surviving Entity”), or (ii) the ultimate parent entity (the “Parent Entity”) that directly or indirectly controls the Surviving Entity, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares or other securities into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination.

The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (A) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (B) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

2.12 “Code” means the Internal Revenue Code of 1986, as amended.

2.13 “Committee” has the meaning set forth in Section 3.1.

2.14 “Common Stock” means the common stock, $0.01 par value per share of the Company.

2.15 “Company” means Redhook Ale Brewery, Incorporated, a Washington corporation.

2.16 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.17 “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.18 “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a different date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution.

2.19 “Director” means a member of the Board.

2.20 “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.21 “Effective Date” means March 6, 2007, the date the Board adopted the Plan.

2.22 “Employee” means any person employed by the Company or an Affiliate.

2.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.24 “Fair Market Value” means, as of any date, the value of the Common Stock as determined in good faith by the Administrator; provided, however, that (a) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq Stock Market, the Fair Market Value on any date shall be the closing selling price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the most recent date on which such a sale was reported, and (b) if the Common Stock is not admitted to trading on a national securities exchange or the Nasdaq Stock Market, but is admitted to quotation on an over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding date for which such prices were reported.

2.25 “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.26 “Good Reason” means, with respect to a Participant, the occurrence in connection with a Change in Control, without the Participant’s express written consent, of one of the following events or conditions:

(a) A material reduction in the level of the Participant’s responsibilities in comparison to the level thereof at the time of the Change in Control;

(b) The assignment to the Participant of a job title that is not of comparable prestige and status as the Participant’s job title at the time of the Change in Control;

(c) The assignment to the Participant of any duties inconsistent with the Participant’s position at the time of the Change in Control, other than pursuant to the Participant’s promotion;

(d) A material reduction in the Participant’s salary level;

(e) A material reduction in the overall level of employee benefits or perquisites available to the Participant at the time of the Change in Control, or the Participant’s right to participate therein, unless such reduction is nondiscriminatory as to the Participant;

(f) Requiring the Participant to be based anywhere more than fifty (50) miles from the business location to which the Participant normally reported for work at the time of the Change in Control, other than for required business travel not significantly greater than the Participant’s business travel obligations at the time of the Change in Control; or

(g) Occurrence of any of the foregoing events and conditions before consummation of the Change in Control if the Participant reasonably demonstrates that such occurrence was at the request of a third party or otherwise arose in connection with or in anticipation of the Change in Control (for purposes of such demonstration, references in the foregoing events and conditions to the time of the Change in Control shall be deemed to refer to the time of commencement of discussions regarding the Change in Control).

2.27 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.28 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval without objection to such nomination of the proxy statement of the Company in which such person was named as a nominee for Director) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.29 “Inducement Award” means the grant of an Award as a material inducement to a person being hired by the Company or any of its Affiliates, or being rehired following a bona fide period of interruption of employment. Inducement Awards include grants to new Employees in connection with a merger or acquisition.

2.30 “Market Stand-Off” has the meaning set forth in Section 15.

2.31 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.32 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.33 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.34 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.35 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

2.36 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.37 “Performance Award” means Awards granted pursuant to Section 7.2, which may be share- or cash-denominated.

2.38 “Permitted Transferee” of a Holder means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Holder (including any such relative by adoption); any person sharing the Holder’s household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; and any other non-charitable entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.39 “Plan” means this Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan.

2.40 “Related Rights” has the meaning set forth in Section 7.3(a).

2.41 “Restricted Award” means any Award granted pursuant to Section 7.1.

2.42 “Restricted Period” has the meaning set forth in Section 7.1.

2.43 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.44 “SAR Amount” has the meaning set forth in Section 7.3(h).

2.45 “SAR Exercise Price” has the meaning set forth in Section 7.3(b).

2.46 “Securities Act” means the Securities Act of 1933, as amended.

2.47 “Stock Appreciation Right” means the right pursuant to an award granted pursuant to Section 7.3.

2.48 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.49 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.  Administration.

3.1 Administration by Committee or Board.  The Plan shall be administered by the Compensation Committee of the Board unless the Board delegates administration to a different committee of the Board (the Compensation Committee or such other committee, as the case shall be, shall be referred to as the “Committee”) or determines to administer the Plan itself.

3.2 Powers of Administrator.  The Administrator shall have the power and authority to select Participants and grant them Awards pursuant to the terms of the Plan.

3.3 Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such Award; (j) subject to Section 13.5, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; (k) to determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of his or her employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; and (l) to exercise discretion to make any and all other determinations that it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants and any other person having any interest in an Award, unless such decisions are determined by a court having jurisdiction to have been arbitrary and capricious.

3.5 The Committee.  If the Plan is administered by a Committee, the Committee shall have, in connection with the administration of the Plan, the powers that the Board would possess if it were administering the Plan, including the power to delegate to a subcommittee or, to the extent permitted by applicable law, to the chairman of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Administrator shall thereafter be to such subcommittee or chairman), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the

Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

4.  Shares Subject to the Plan.

4.1 Share Reserve.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock that may be issued upon exercise of all Awards under the Plan shall be One Hundred Thousand (100,000) shares. If any payment required in connection with an Award (whether on account of the exercise price for an Option or Award, the satisfaction of withholding tax liabilities in connection with the Award or otherwise) is satisfied through the tendering of shares of Common Stock (either by actual tender or by attestation) or by the withholding of shares of Common Stock, only the number of shares of Common Stock issued by the Company, net of the shares tendered or withheld, shall be counted for purposes of determining the number of shares of Common Stock available for issuance under the Plan. Shares of Common Stock that are subject to tandem Awards shall be counted only once.

4.2 Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, such shares shall again be available for purposes of the Plan.

4.3 Source of Shares.  The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock.

5.  Eligibility.

5.1 Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and to Directors.

5.2 Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 Section 162(m) Limitation.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than 250,000 shares during any fiscal year, or Performance Awards that could result in such Employee receiving more than 250,000 shares of Common Stock in the case of share-denominated Performance Awards.

6.  Option Provisions.  Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate; provided, however, that no Option shall contain a “reload” feature automatically entitling the Optionholder to receive an additional Option upon exercise of the original Option. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions, to the extent applicable:

6.1 Term.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Date of Grant of the Option Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Date of Grant of the Option. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration.  The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid:

(i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price due for the number of shares being acquired, or by means of attestation whereby the Participant (A) identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and that have a Fair Market Value on the date of attestation equal to the exercise price and (B) receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”);

(ii) during any period when the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Option (a “Cashless Exercise”); or

(iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note.

Notwithstanding the foregoing, during any period when the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise specified in the Award Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Option involved in the transaction. The Administrator may require some or all Participants to use one or more brokers designated by the Administrator to sell Common Stock in connection with a Cashless Exercise.

6.5 Transferability of an Option.  Except as provided in Section 6.6, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6 Discretionary Transferability of Nonstatutory Stock Option.  The Administrator in its discretion may provide, either in the Award Agreement for a Nonstatutory Stock Option or by a subsequent determination, that the Option may be transferred as provided in the next sentence. In such event, except to the extent limited by the Administrator, the original Optionholder may transfer the Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted

Transferee of the original Optionholder. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the original Optionholder) in exchange for an interest in that entity, will constitute a transfer for value.

6.7 Vesting Generally.  The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator in its discretion may provide, either in the Award Agreement for an Option or by a subsequent determination, for acceleration of the vesting and exercisability of the Option at any time. Unless otherwise specified in an Award Agreement for an Option, each Option granted pursuant to the terms of the Plan shall become exercisable at the rate of 25% per year over the four-year period commencing on the date the Option is granted.

6.8 Termination of Continuous Service.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time the Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9 Extension of Termination Date.  Unless otherwise specified in an Award Agreement for an Option, if exercise of the Option following termination of the Optionholder’s Continuous Service is prohibited because the issuance of shares of Common Stock would violate the Securities Act or any other state or federal securities or other laws or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate upon the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such laws or rules. In addition, unless otherwise specified in an Award Agreement for an Option, if upon exercise of the Option following termination of the Optionholder’s Continuous Service, the Optionholder would be prohibited by the Company’s insider trading policy from immediately selling the shares of Common Stock issuable upon such exercise, then the Option shall terminate upon expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which such sale would be prohibited by the Company’s insider trading policy.

6.10 Disability of Optionholder.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.

6.11 Death of Optionholder.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only during the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.

6.12 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

7.  Provisions of Awards Other Than Options.

7.1 Restricted Awards.  A Restricted Award is an Award of actual shares of Common Stock (so-called “restricted stock”) or hypothetical Common Stock units (so-called “restricted stock units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions, to the extent applicable:

(a) Purchase Price.  The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or services.

(b) Consideration.  The cash consideration, if any, for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting.  Shares of Common Stock acquired under or subject to the Restricted Award may, but need not, be subject to a Restricted Period during which such shares or the right to acquire such shares will be forfeited to the Company if the specified restrictions or conditions for the Restricted Award are not satisfied. The Administrator in its discretion may provide, either in the Award Agreement for a Restricted Award or by a subsequent determination, for acceleration of the end of the Restricted Period at any time, in which event all such restrictions and conditions shall lapse or be deemed satisfied, as the case may be.

(d) Termination of Participant’s Continuous Service.  Unless otherwise provided in the Award Agreement for a Restricted Award or in the employment agreement of the Participant holding the Restricted Award, if the Participant’s Continuous Service terminates for any reason, the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no further rights with respect to the unvested portion of the Award.

(e) Transferability.  Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f) Concurrent Tax Payment.  The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Lapse of Restrictions.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

7.2 Performance Awards.

(a) Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that, if the Participant’s Continuous Service terminates prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Shareholder.  A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than the later of (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, or (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, or such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc.  At any time prior to the Participant’s termination of employment (or other business relationship) with the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide, either in the Award Agreement for a Performance Award or by a subsequent determination, for acceleration of vesting of the Performance Award at any time.

(f) Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).

7.3 Stock Appreciation Rights.

(a) General.  Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements.  A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR Exercise Price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right are fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment.  Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR Exercise Price per share specified in such

Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be made on the date of exercise in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion) valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price.  The SAR Exercise Price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied. The Administrator in its discretion may provide, either in the Award Agreement for a Stock Appreciation Right or by a subsequent determination, for acceleration of the exercisability of the Stock Appreciation Right at any time.

(e) Reduction in the Underlying Option Shares.  Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request.  Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, if the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator.  If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) Additional Requirements under Section 409A.  A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply if any Stock Appreciation Right under this Plan is granted with an SAR Exercise Price less than Fair Market Value of the Common Stock underlying the Award on the date the

Stock Appreciation Right is granted (regardless of whether or not such SAR Exercise Price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR Exercise Price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.  Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.  If any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any Award Agreement for the 409A Award.

8.1 Exercise and Distribution.  No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a) Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service.  Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date that is six months after the date of separation from service.

(c) Death.  The date of death of the 409A Award recipient.

(d) Disability.  The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e) Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f) Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2 Term.  Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3 No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a) Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4 Definitions.  Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations Section 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i) a person or more than one person acting as a group:

(A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.  Covenants of the Company.

9.1 Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2 Securities Law Compliance.  Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that no shares of Common Stock shall be issued or sold thereunder unless and until (a) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock pursuant to the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock pursuant to Awards unless and until such authority is obtained.

10.  Use of Proceeds from Sale of Stock.  Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.  Miscellaneous.

11.1 Acceleration of Exercisability and Vesting.  The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Shareholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1 hereof.

11.3 No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer, Approved Leave of Absence.  For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5 Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations.  Each Participant must satisfy all federal, state and local tax withholding obligations relating to the exercise or acquisition of Common Stock under an Award. To the extent permitted by the terms of an Award Agreement or by the Administrator, in its discretion, the Participant may satisfy federal, state or local tax withholding obligations relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise specified in an Award Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

12.  Adjustments Upon Changes in Stock.

12.1 Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the aggregate number of shares of Common Stock or class of shares that may be issued pursuant to Restricted Awards granted hereunder; (d) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (e) the maximum number of shares of Common Stock with respect to which Awards may be granted to any single Optionholder during any calendar year; and (f) the exercise price of any Award in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

12.2 Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

12.3 Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.

(a) In the event of a Change in Control or any other corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), merger or consolidation in which the Company is not the Surviving Entity, or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Awards by the Surviving

Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof (Awards continued, assumed or granted in substitution for outstanding Awards under any of the preceding clauses (i) through (iii) will be referred to as “Continuing Awards”); (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the fair market value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding Awards without payment of any consideration. If vested Awards will be canceled without consideration, the Participant shall have the right, exercisable during the 10-day period ending on the fifth day prior to such Change in Control, other corporate separation or division, merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, whichever is later, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Award Agreement.

(b) If there are one or more Continuing Awards following a Change in Control, and the Continuous Service of a Participant holding one or more Continuing Awards is terminated without Cause within a period of one (1) year following the consummation of the Change in Control, or if the Participant voluntarily terminates his or her Continuous Service for Good Reason during such period, then (i) the vesting and exercisability of all outstanding Options held by the Participant shall accelerate in full; (ii) the end of the Restricted Period for all outstanding Restricted Awards held by the Participant shall accelerate, and all restrictions and conditions of the Restricted Awards shall lapse or be deemed satisfied, as the case may be; (iii) the vesting of all outstanding Performance Awards held by the Participant shall accelerate in full; and (iv) all outstanding Stock Appreciation Rights held by the Participant shall become exercisable in full.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan.  The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, an amendment of the Plan that results in a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to the Option, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

13.5 Amendment of Awards.  The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that (a) if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common

Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); and (b) except for adjustments made pursuant to Section 12, no such amendment shall, unless approved by the shareholders of the Company (i) reduce the exercise price of any outstanding Option, or (ii) cancel or amend any outstanding Option for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price thereof (as adjusted pursuant to Section 12). An amendment to the Plan described in the last sentence of Section 13.4 shall not be an impairment of the Participant’s rights under the Participant’s Award that requires consent of the Participant.

14.  General Provisions.

14.1 Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2 Recapitalizations.  Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

14.3 Delivery.  Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4 Other Provisions.  The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5 Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.  Market Stand-Off.  Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.  Effective Date of Plan.  The Plan shall become effective as of the Effective Date. However, except in the case of an Inducement Award, no Award may be granted under the terms of the Plan unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months after the Effective Date. If the shareholders fail to approve the Plan within 12 months after the Effective Date, no additional Awards, including Inducement Awards, shall be made thereafter under the Plan.

17.  Termination or Suspension of the Plan.  The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.  Choice of Law.  The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.  Execution.  To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

 — Signature page follows —

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Redhook Ale Brewery, Incorporated 2007 Stock Incentive Plan to be executed effective as of Effective Date.

REDHOOK ALE BREWERY, INCORPORATED

By:	/s/ PAUL S. SHIPMAN
Paul S. Shipman, Chief Executive Officer

PROXY
REDHOOK ALE BREWERY, INCORPORATED
This Proxy Is Solicited On Behalf Of The Board Of Directors
The undersigned, having received the Notice of Annual Meeting of Shareholders of Redhook Ale Brewery, Incorporated (the “Company”), and the related Proxy Statement dated April 20, 2007 hereby appoints Paul S. Shipman and David J. Mickeison, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Annual Meeting of Shareholders of the Company on May 22, 2007, at 2:00 p.m. Pacific time, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified below, or, to the extent not specified, to vote FOR the election as directors of all nominees named on reverse, FOR Proposal 2, FOR Proposal 3, and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof.
This proxy, when properly executed, will be voted in the manner specified on the reverse by the undersigned. Except as otherwise specified, this proxy will be voted FOR the election as directors of all nominees named on the reverse side, FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent auditors, and FOR the approval of the 2007 Stock Incentive Plan.
(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card ▲
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The Board of Directors recommends a vote FOR all of the nominees named below, FOR Proposal 2 and FOR Proposal 3.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

WITHHOLD
authority to vote
	FOR ALL	for all nominees named below
1. ELECTION OF DIRECTORS:	☐	☐

Nominees:
01 Frank H. Clement	05 John D. Rogers, Jr
02 John W. Glick	06 Paul S. Shipman
03 David R. Lord	07 Anthony J. Short
04 Michael Loughran
WITHHOLD AUTHORITY to vote for the following Directors:

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	☐	☐	☐

3. APPROVAL OF THE 2007 STOCK INCENTIVE PLAN	☐	☐	☐

PLEASE SIGN AND DATE THIS PROXY
CARD AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.

Signature(s) x	Date	, 2007

Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

▲ Detach here from proxy voting card ▲